UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
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FORM 8-K
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CURRENT REPORT
Pursuant to Section 13 or 15(d)
of The Securities Exchange Act of 1934

October 19, 2020
Date of Report (Date of earliest event reported)
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A10 NETWORKS, INC.
(Exact name of the registrant as specified in its charter)
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Delaware	001-36343	20-1446869
(State or Other Jurisdiction of Incorporation or Organization)	(Commission File Number)	(I.R.S. Employer Identification Number)

2300 Orchard Parkway
San Jose, CA 95131
(Address of principal executive offices, including zip code)

(408) 325-8668
(Name and telephone number, including area code, of the person to contact in connection with this report)

Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
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Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading symbol(s)	Name of each exchange on which registered
Common stock, $0.00001 par value per share	ATEN	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 5.02. Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

(c) and (e)

As previously disclosed in a Current Report on Form 8-K filed by A10 Networks, Inc. (the “Company”) on September 17, 2020, the Company appointed Brian Becker to serve as Interim Chief Financial Officer of the Company, effective as of September 17, 2020. On October 19, 2020 and in connection with Mr. Becker’s appointment as Interim Chief Financial Officer, the Compensation Committee of the Company’s Board of Directors approved an increase to Mr. Becker’s annual base salary from $260,000 to $275,000, effective October 1, 2020, and an increase to Mr. Becker’s target bonus under the Company’s 2020 Corporate Incentive Plan from $78,000 to $110,000 for the period from October 1, 2020 to the end of the Company’s 2020 fiscal year.

Additionally, Mr. Becker was granted an award of performance-based restricted units (the “PSU Award”) covering 10,000 shares of the Company’s common stock under the Company’s 2014 Equity Incentive Plan, which will become eligible to vest upon the achievement of certain stock price targets as set forth below (the “Performance Milestones”). Vesting is also subject to continued service to the Company through the applicable vesting dates, which occur in three equal installments on the date of the achievement of the Performance Milestone and on each of the first and second anniversaries of the achievement of the Performance Milestone.

Stock Price Achievement	Amount of PSU Award Eligible to Vest
$8.50	3,333 shares
$9.50	3,333 shares
$10.50	3,334 shares

The stock price achievement will be determined based on the average of the volume weighted average price of the shares of the Company’s common stock, as reported by Bloomberg L.P. or such other source as deemed reliable, for each trading day occurring in the trailing, one hundred (100) calendar days ending with (and inclusive of) such applicable date occurring in the period beginning on the grant date of the PSU Award and ending on the four (4) year anniversary of such grant date.

SIGNATURE
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: October 23, 2020

A10 NETWORKS, INC.
By: /s/ Robert Cochran
Robert Cochran
Executive Vice President, Legal and Corporate Collaboration and Secretary